UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

         Date of Report (Date of earliest event reported): July 1, 2003

                        DIGITAL BROADBAND NETWORKS, INC.
               (Exact Name of Registrant as Specified in Charter)


    Delaware                             0-25658                     84-1357927
(State or Other Jurisdiction        (Commission File No.)     (I.R.S. Employer
  of Incorporation)                                          Identification No.)

                  Suite 11.02 Menara Merais, No. 1, Jalan 19/3
                     46300 Petaling Jaya, Selangor, Malaysia
               (Address of Principal Executive Offices) (Zip Code)

     Registrant's telephone number, including area code: 011 (603) 7956 7026

                                 Not Applicable
          (Former name or former address, if changed since last report)




Item 5.  Other Events and Regulation FD Disclosure.

On July 1, 2003, Digital Broadband Networks, Inc. preannounced its revenues and earnings estimates for the second quarter of 2003. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein. The press release filed as an exhibit to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about the Company's business and other matters contained in the press release are "forward-looking" rather than "historic".



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           DIGITAL BROADBAND NETWORKS, INC.
                                    (Registrant)




Date: July 1, 2003         By:      /s/  Patrick Soon-Hock Lim
                                   ---------------------------------------------
                                  Patrick Soon-Hock Lim
                                  Chairman and Chief Executive Officer



                                  EXHIBIT INDEX

The following exhibit is filed as part of this report:

Exhibit No.              Description

99.1                     Press release dated July 1, 2003.